UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On August 6, 2014, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended June 30, 2014.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01.   REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.  Information contained on MBIA’s Web sites is not incorporated by reference into this Current Report on Form 8-K.

On August 6, 2014, MBIA will post on its Web site, www.mbia.com, under the section “Selected Exposures,” certain information on MBIA Insurance Corporation’s structured finance insured portfolio and non-U.S. public finance insured portfolio and on National Public Finance Guarantee Corporation’s insured portfolio as of June 30, 2014.  The information will be posted as “MBIA Insurance Corporation’s Structured Finance Insured Portfolio,” “MBIA Insurance Corporation’s Non-U.S. Public Finance Insured Portfolio” and “National Public Finance Guarantee Corporation’s Insured Portfolio.”  In addition, the information on National Public Finance Guarantee Corporation’s insured portfolio as of June 30, 2014 will also be posted on its Web site, www.nationalpfg.com, under the section “Insured Portfolio.”

On August 6, 2014, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Financial Information – Operating Supplements,” a Quarterly Operating Supplement for the second quarter of 2014 and under the section “Investor Relations – Financial Information – Statutory Statements,” second quarter 2014 Quarterly Statements for each of MBIA Insurance Corporation and National Public Finance Guarantee Corporation.   On or about August 6, 2014, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Investor Inquiries/FAQs,” revised Frequently Asked Questions.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc., dated August 6, 2014, announcing its results of operations for the quarter ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	August 6, 2014

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated August 6, 2014

99.1	Press Release issued by MBIA Inc., dated August 6, 2014, announcing its results of operations for the quarter ended June 30, 2014.